SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 14, 2003

SYSTEMONE TECHNOLOGIES INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	000-21325	65-0226813

(State or Other Jurisdiction of Incorporation	(Commission File No.)	(IRS Employer Identification No.)

8305 N.W. 27th Street, Suite 107, Miami, Florida 33122

(Address of principal executive office)

(305) 593-8015

(Registrant’s telephone number, including area code)

Not Applicable

(Former Names or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

99.1	Press release of SystemOne Technologies Inc. (the “Registrant”), dated November 14, 2003, for its fiscal quarter and nine months ended September 30, 2003 (furnished and not filed herewith solely pursuant to Item 12).

Item 12. Results of Operations and Financial Condition.

On November 14, 2003, the Registrant issued a press release announcing its financial results for the fiscal quarter and nine months ended September 30, 2003. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYSTEMONE TECHNOLOGIES INC

Date: November 18, 2003	By: /s/ Steven M. Healy

Steven M. Healy Director of Finance and Administration

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Index to Exhibits

Exhibit No	Exhibit Title

99.1	Press release of SystemOne Technologies Inc., dated November 14, 2003, for its fiscal quarter and nine months ended September 30, 2003 (furnished and not filed herewith solely pursuant to Item 12).

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